LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Lowell C. Anderson, Chairman of the Board, President & Chief Executive Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Michael T. Westermeyer, as my attorney and agent, for me, and in my name as Chairman of the Board, President & Chief Executive Officer on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 3rd day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Lowell C. Anderson
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                                                Lowell C. Anderson




                            LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Edward J. Bonach, Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Senior Vice President and Chief Financial Officer on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 7th day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Edward J. Bonach
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                                                Edward J. Bonach



                            LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS, that I, Robert M. Kimmitt, a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Lowell C. Anderson and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 6th day of April 1998.


WITNESS

/s/ Mary Ann Lemke                              /s/ Robert M. Kimmitt
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                                                Robert M. Kimmitt